                                                                    EXHIBIT 10.2


          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE
        SECURITIES LAWS OF ANY JURISDICTION. SUCH SECURITIES MAY NOT BE
             OFFERED, SOLD OR TRANSFERRED EXCEPT PURSUANT TO (I) A
         REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES THAT IS
        EFFECTIVE UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAW, OR
            (II) ANY EXEMPTION FROM REGISTRATION UNDER SAID ACT, AND
        APPLICABLE STATE SECURITIES LAW, RELATING TO THE DISPOSITION OF
                                  SECURITIES.

                         THE TRANSFER OF THIS WARRANT IS
                         RESTRICTED AS DESCRIBED HEREIN.

                         PHILLIPS-VAN HEUSEN CORPORATION
               WARRANT FOR THE PURCHASE OF SHARES OF COMMON STOCK,
                            PAR VALUE $1.00 PER SHARE

No. W-1                                                          320,000 Shares

         THIS CERTIFIES that, for value received, Calvin Klein, as Trustee of the Calvin Klein 2001 Revocable Trust, is entitled to subscribe for and purchase from PHILLIPS-VAN HEUSEN CORPORATION, a Delaware corporation (the "Company"), upon the terms and subject to the conditions contained herein, at any time or from time to time after February 12, 2003 and before 5:00 P.M. Eastern Time on February 12, 2012 (the "Exercise Period"), Three Hundred Twenty Thousand (320,000) in the aggregate shares (subject to adjustment) of the Company's common stock, par value $1.00 per share (including any other securities issuable upon exercise hereof, the "Common Stock"), at a price per share equal to $28.00 (subject to the adjustment, the "Exercise Price"). This Warrant is the warrant (collectively, including any warrants issued upon the exercise or transfer of any such warrants in whole or in part, the "Warrants") issued pursuant to the Stock Purchase Agreement, dated December 17, 2002 (the "Purchase Agreement"), among the Company, Calvin Klein, and such other persons named therein. As used herein, the term (i) "this Warrant" shall mean and include this Warrant and any Warrant or Warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part, (ii) "Holder" shall mean, Calvin Klein, as Trustee of the Calvin Klein 2001 Revocable Trust and any other individual or entity (each, a "person") who is or which becomes a registered owner of any Warrant pursuant to the terms hereof. Neither this Warrant nor any shares of Common Stock issued on exercise hereof (the "Warrant Shares") may be sold or transferred except in accordance with the legend above.

         1. On the terms and subject to the conditions contained herein, this Warrant may be exercised during the Exercise Period, as to the whole or any lesser number of whole Warrant Shares, by the surrender of this Warrant (with the form of election attached hereto duly executed) to the Company at its office at 200 Madison Avenue, New York, New York 10016, or at such other place as is designated in writing by the Company, together with, at the option of the Holder, (i) a certified or bank cashier's check payable to the order of the Company in an amount equal to the Exercise Price multiplied by the number of Warrant Shares for which this Warrant is being exercised (the "Aggregate Exercise Price"), (ii) the acceptance by the Holder of a number of Warrant Shares equal to (A) the number of Warrant Shares subject to such exercise, less (B) the product of (1) such number of Warrant Shares multiplied by (2) the quotient of (aa) the Exercise Price divided by (bb) the Current Market Price, or (iii) any combination of the foregoing. The "Current Market Price" of a Warrant Share shall be deemed to be the closing price of a share of Common Stock as of the last trading day on the principal stock exchange on which the Common Stock is then listed for trading (or, if the Common Stock is not listed for trading on any stock exchange, the highest reported bid price for the Common Stock as furnished by the National Association of Securities Dealers, Inc. through Nasdaq or a similar organization if Nasdaq is no longer reporting such information) immediately preceding the date upon which the Warrant is delivered to the Company for exercise. The closing price for any day shall be the last reported sales price regular way or, in case no such reported sale takes place on such day, the average of the closing bid and asked prices regular way, in either case on the principal stock exchange on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any stock exchange, the highest reported bid price for the Common Stock as furnished by the National Association of Securities Dealers, Inc. through Nasdaq or a similar organization if Nasdaq is no longer reporting such information. If on any such date the Common Stock is not listed or admitted to trading on any stock exchange and is not quoted by Nasdaq or any similar organization, the fair value of a share of Common Stock on such date, as determined in good faith by the board of directors of the Company, whose determination shall be conclusive absent manifest error, shall be used.

         2. Upon each exercise of the Holder's rights to purchase Warrant Shares, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the transfer books of the Company shall then be closed or certificates representing such Warrant Shares shall not then have been actually delivered to the Holder. As soon as practicable after each such exercise of this Warrant, the Company shall issue and deliver (or cause its transfer agent to issue and deliver) to the Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of the Holder or the Holder's designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the Warrant Shares (or portions thereof) subject to the terms hereof.

         3. Any Warrants issued upon the transfer or exercise in part of this Warrant shall be numbered and shall be registered in a warrant register (the "Warrant Register") as they are issued. The Company shall be entitled to treat the registered Holder on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration or transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. This Warrant shall be transferable only on the books of the Company upon delivery thereof duly endorsed by the Holder or by his or its duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment, or authority to transfer. In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his or its authority shall be produced. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the person entitled thereto. This Warrant may be exchanged, at the option of the Holder thereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares (or portions thereof), upon surrender to the Company or its duly authorized agent. Notwithstanding the foregoing, the Company shall have no obligation to cause Warrants to be transferred on its books to any person if, in the opinion of counsel to the Company, such transfer does not comply with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (the "Securities Act").

         4. The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of the rights to purchase all Warrant Shares granted pursuant to the Warrants, such number of shares of Common Stock as shall, from time to time, be sufficient therefor. The Company covenants that all shares of Common Stock issuable upon exercise of this Warrant, upon receipt by the Company of the full Exercise Price therefor, shall be validly issued, fully paid, nonassessable, free and clear of all liens, security interests, charges and other similar encumbrances, and free and clear of preemptive rights.

         5. (a) In case the Company shall at any time after the date the Warrants were first issued (i) declare a dividend on the outstanding Common Stock payable in shares of its capital stock, (ii) subdivide the outstanding Common Stock into a greater number of shares, (iii) combine the outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then, in each case, the number of Warrant Shares, in effect immediately prior to the close of business on the record date for the determination of stockholders entitled to receive such dividend or to participate in such subdivision, contribution or reclassification or, if no record date is selected or the fixing of a record date is inapplicable, immediately prior to the effective time of such subdivision, combination, or reclassification, shall be proportionately adjusted so that the Holder of any Warrants exercised after such time shall be entitled to receive the aggregate number and kind of shares which, if such Warrant had been exercised immediately prior to such time, such Holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, or reclassification. In the event of any adjustment as provided for in this Section 5(a), the Exercise Price shall be adjusted by multiplying the Exercise Price in effect prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment, and of which the denominator shall be the number of shares into which such Warrant Shares shall have been adjusted in accordance with this Section 5(a). Such adjustment shall be made successively whenever any event listed above shall occur and shall take effect at the close of business on the aforementioned record date or at the aforementioned effective time, as the case may be. In the event that after fixing any such record date any such dividend or other transaction is not effected, the Exercise Price and the number of Warrant Shares shall be readjusted to the Exercise Price and the number of Warrant Shares which would then have been in effect if such record date had not been fixed.

              (b) (i) If at any time or from time to time the Company issues or sells, or is deemed by the express provisions of this subsection (i) to have issued or sold, Additional Shares of Common Stock (as hereinafter defined), other than as a dividend or other distribution on any class of stock, a subdivision or combination of shares of Common Stock and other than in the case of a reorganization, reclassification, merger, consolidation or disposition of assets, in each case for which adjustment is provided in this Section 5(b), for an Effective Price (as hereinafter defined) less than 95% of the then Current Market Price per Share of Common Stock (or amends the terms of any outstanding right, option, or convertible security for an exercise or conversion price below 95% of such Current Market Price per Share of Common Stock), then and in each such case the Exercise Price shall be reduced, as of the opening of business on the date of such issue or sale, to a price determined by multiplying the Exercise Price existing immediately prior to such issuance by a fraction (x) the numerator of which shall be (A) the number of shares of Common Stock deemed outstanding (as defined below) immediately prior to such issue or sale, or deemed issue or sale plus (B) the number of shares of Common Stock which the aggregate consideration received (as defined in subsection (b)(ii)) by the Company for the total number of Additional Shares of Common Stock so issued or sold or deemed issued or sold would purchase at the Current Market Price per Share of Common Stock existing immediately prior to such issuance, and (y) the denominator of which shall be the number of shares of Common Stock deemed outstanding (as defined below) immediately prior to such issue or sale plus the total number of Additional Shares of Common Stock so issued or sold or deemed issued or sold. Upon the occurrence of an event resulting in actions specified in this Section 5(b), immediately following such an action, the number of Warrant Shares will be increased, as of the opening of business on the date of such issue or sale, or deemed issue or sale to a number of shares of Common Stock, equal to (i) the product of (A) the number of Warrant Shares to which the Holder is then entitled upon exercise of this Warrant multiplied by (B) the quotient of (1) the Exercise Price existing immediately prior to such issue, sale or deemed issue or sale divided by (2) the Exercise Price immediately following such issue, sale or deemed issue or sale as determined by the above formula in this Section 5(b)(i). For the purposes of this Section 5(b)(i), the number of shares of Common Stock deemed to be outstanding as of a given date shall be the sum of (A) the number of shares of Common Stock actually outstanding and (B) the number of shares of Common Stock which would be obtained upon the exercise or conversion of the Warrants, all other rights, options and convertible securities outstanding as of the date issuance of this Warrant (including but not limited to the Series B Convertible Preferred Stock, par value $100 per share of the Company (the "Series B Stock")).

                   (ii) For the purpose of making any adjustment required under this Section 5(b), the consideration received by the Company for any issue or sale of securities shall (A) to the extent it consists of cash, be computed at the gross purchase price thereof, (B) to the extent it consists of property other than cash, be computed at the fair value of that property as determined in good faith by the Board of Directors of the Company (the "Board of Directors"), and (C) if Additional Shares of Common Stock, Convertible Securities (as hereinafter defined) or rights or options to purchase either Additional Shares of Common Stock or Convertible Securities are issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the Board of Directors to be allocable to such Additional Shares of Common Stock, Convertible Securities or rights or options.

                   (iii) For the purpose of the adjustment required under this
Section 5(b), if the Company issues or sells any rights or options for the purchase of, or stock or other securities convertible into, Additional Shares of Common Stock (such convertible stock or securities being herein referred to as "Convertible Securities") and if the Effective Price of such Additional Shares of Common Stock is less than 95% of the Current Market Price per Share of Common Stock, in each case the Company shall be deemed to have issued at the time of the issuance of such rights or options or Convertible Securities the maximum number of Additional Shares of Common Stock issuable upon exercise or conversion thereof (assuming the satisfaction of any conditions to exercisability, including without limitation, the passage of time, but without taking into account potential antidilution adjustments) and to have received as consideration for the issuance of such shares an amount equal to the total amount of the consideration, if any, received by the Company for the issuance of such rights or options or Convertible Securities, plus, in the case of such rights or options, the minimum amounts of consideration, if any, payable to the Company upon the exercise of such rights or options, plus, in the case of Convertible Securities, the minimum amounts of consideration, if any, payable to the Company (other than the cancellation of liabilities or obligations evidenced by such Convertible Securities) upon the conversion thereof; provided that if in the case of Convertible Securities the minimum amounts of such consideration cannot be ascertained, but are a function of antidilution or similar protective clauses, the Company shall be deemed to have received the minimum amounts of consideration without reference to such clauses; provided further that if the minimum amount of consideration payable to the Company upon the exercise or conversion of rights, options or Convertible Securities is reduced over time or on the occurrence or nonoccurrence of specified events other than by reason of antidilution adjustments, the Effective Price shall be recalculated using the figure to which such minimum amount of consideration is reduced; provided further that if the minimum amount of consideration payable to the Company upon the exercise or conversion of such rights, options or Convertible Securities is subsequently increased, the Effective Price shall be again recalculated using the increased minimum amount of consideration payable to the Company upon the exercise or conversion of such rights, options or Convertible Securities. No further adjustment of the Exercise Price, as adjusted upon the issuance of such rights, options or Convertible Securities, shall be made as a result of the actual issuance of Additional Shares of Common Stock on the exercise of any such rights or options or the conversion of any such Convertible Securities. If any such rights or options or the conversion privilege represented by any such Convertible Securities shall expire without having been exercised, the Exercise Price, as adjusted upon the issuance of such rights, options or Convertible Securities, shall be readjusted to the Exercise Price which would have been in effect had an adjustment been made on the basis that the only Additional Shares of Common Stock so issued were the Additional Shares of Common Stock, if any, actually issued or sold on the exercise of such rights or options or rights of conversion of such Convertible Securities, and such Additional Shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the granting of all such rights or options, whether or not exercised, plus the consideration received for issuing or selling the Convertible Securities actually converted, plus the consideration, if any, actually received by the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) on the conversion of such Convertible Securities.

                   (iv) "Additional Shares of Common Stock" shall mean all shares of Common Stock issued by the Company or deemed to be issued pursuant to this Section 5(b), whether or not subsequently reacquired or retired by the Company, other than (1) shares of Common Stock issuable upon conversion of, or distributions with respect to the Series B Stock; (2) shares of Common Stock issuable upon the exercise of stock options or other awards made or denominated in shares of Common Stock under any of the Company's stock plans including any stock option, stock purchase, restricted stock or similar plan hereafter adopted by the Board of Directors and, if required by applicable law or stock exchange requirement, approved by the stockholders of the Company; and (3) shares of Common Stock issued pursuant to an acquisition of a business (including, without limitation, by way of an acquisition of capital stock) or the assets of a business (which assets do not consist primarily of cash or cash equivalents) approved by the Board of Directors. The "Effective Price" of Additional Shares of Common Stock shall mean the quotient determined by dividing the total number of Additional Shares of Common Stock issued or sold, or deemed to have been issued or sold by the Company under this Section 5(b), into the aggregate consideration received, or deemed to have been received by the Company for such issue under this Section 5(b), for such Additional Shares of Common Stock.

                   (v) For purposes of this Section 5, "Market Price per Share of Common Stock" shall be deemed to be the average closing prices of a share of Common Stock on the principal stock exchange on which the Common Stock is then listed for trading (or, if the Common Stock is not listed for trading on any stock exchange, the average highest reported bid prices for the Common Stock as furnished by the National Association of Securities Dealers, Inc. through Nasdaq or a similar organization if Nasdaq is no longer reporting such information, for the ten trading days prior to the date of such issue or sale of securities.

              (c) Whenever there shall be an adjustment as provided in this
Section 5, the Company shall promptly cause written notice thereof to be sent by registered mail, postage prepaid, to the Holder, at the Holder's address as it shall appear in the Warrant Register, which notice shall be accompanied by an officer's certificate setting forth the number of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation thereof.

              (d) The Company shall not be required to issue fractions of shares of Common Stock or other capital stock of the Company upon the exercise of this Warrant. If any fraction of a share would be issuable on the exercise of this Warrant (or specified portions thereof), the Company shall purchase such fraction for an amount in cash equal to the same fraction of the Exercise Price on the date of exercise of this Warrant.

         6. In case of any reclassification or change of the Warrant Shares (including (i) any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock, and (ii) any change in the Common Stock into two or more classes or series of shares) in respect of which an adjustment has not been provided for under Section 5(a), the Holder shall have the right to receive upon exercise of this Warrant following the consummation of any such reclassification or change solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof which would have been receivable upon such reclassification or change by a holder of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such reclassification or change and the provisions of this Warrant shall therefore be applicable in relation to such other stock, securities or property. This Section 6 shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations or mergers.

         7. If at any time the Company shall declare a distribution to all holders of its outstanding Common Stock (any evidence of indebtedness, cash, assets, or securities, (other than cash dividends paid in the ordinary course of business or distributions and dividends payable in shares of Common Stock), or rights, options, or warrants to subscribe for or purchase Common Stock, indebtedness, cash, securities or other assets or securities convertible into or exchangeable for shares of Common Stock, indebtedness, cash, securities or other assets collectively, the "Assets"), and, excluding those with respect to the issuance of which an adjustment of the Exercise Price is provided pursuant to
Section 5(b) hereof, then, in each case, the Exercise Price in effect immediately prior to the close of business on the record date for the determination of stockholders entitled to receive such distributions shall be reduced to a price determined by multiplying such Exercise Price by a fraction,

                   (i) the numerator of which shall be the Current Market Price per Share of Common Stock in effect immediately prior to the close of business on the record date for the determination of stockholders entitled to receive such distribution less the fair market value of such Assets (as determined in good faith by the Board of Directors) applicable to one share of Common Stock at the time of the distribution, and

                   (ii) the denominator of which shall be such Current Market Price per Share of Common Stock immediately prior to the close of business on the record date for the determination of stockholders entitled to receive such distribution.

         Upon the occurrence of an event resulting in actions specified in this
Section 7, immediately prior to the close of business on the record date for the determination of stockholders entitled to receive such distribution, the number of Warrant Shares will be increased to a number of shares of Common Stock, equal to (i) the product of (A) the number of Warrant Shares to which the Holder is then entitled multiplied by (B) the quotient of (1) the Exercise Price existing immediately prior to the close of business on the record date for the determination of stockholders entitled to receive such distribution divided by
(2) the Exercise Price immediately following the close of business on the record date for the determination of stockholders entitled to receive such distribution, as determined by the above formula in this Section 7.

         Any adjustment required by this Section 7 shall be made whenever any such distribution is to be made, and shall become effective immediately prior to the close of business on the record date for the determination of stockholders entitled to receive such distribution.

         8. The issuance of any shares of Common Stock or other securities upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such shares or other securities, in each case to the Holder, shall be effected by the Company without the Company imposing any charges upon the Holder. Notwithstanding anything to the contrary herein, the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer of any Warrants or Warrant Shares, and the Company shall not be required to issue or deliver such Warrants or Warrant Shares unless or until the Holder or such other person requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid or is not payable under law.

         9. The Exercise Price set forth above shall not be adjusted upward except in the event of a combination of the outstanding shares of Common Stock into a smaller number of shares of Common Stock or in the event of a readjustment of the aforementioned Exercise Price.

         10. If the Company at any time after the date of this Warrant combines the outstanding shares of Common Stock, the number of Warrant Shares shall be proportionality decreased. Such change shall be effective at the close of business on the date of such combination.

         11. Prior to the issuance of any of the Warrant Shares, the Company shall use commercially reasonable efforts to secure the listing of such Warrant Shares upon the primary national securities exchange or automated quotation system, if any, upon which the shares of Common Stock are then listed (subject to official notice of issuance upon exercise of this Warrant) and shall use commercially reasonable efforts to maintain, so long as any other shares of Common Stock shall be so listed, such listing of all of the Warrant Shares; and the Company shall so list on each national securities exchange or automated quotation system, and shall use commercially reasonable efforts to maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

         12. Upon (i) any taking by the Company of a record of the holders of any class of securities (including the Series B Stock) for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution (other than a regularly paid annual cash dividend), or (ii) the merger, reorganization or consolidation of the Company into or with another corporation or other similar transaction or series of related transactions in which more than 50% of the voting power of the Company is disposed of or an exchange for property, rights or securities distributed to holders thereof by the acquiring person, firm or other entity, or the sale of all or substantially all the assets of the Company (the foregoing being referred to collectively as an "Acquisition"), or other capital reorganization of the Company, any merger or consolidation of the Company with or into, any other corporation, or any liquidation, dissolution or winding up of the Company whether voluntary or involuntary ("Liquidation") or any other action of the type or types requiring an adjustment to the Exercise Price or the number of the Warrant Shares as set forth herein, the Company shall mail to each Holder at least 20 days prior to the record date specified therein in a notice specifying (A) the date on which any such record is to be taken for the purpose of such dividend (other than a regularly paid annual cash dividend) or distribution and a description of such dividend (other than a regularly paid annual cash dividend) or distribution (B) the date on which any such Acquisition, reorganization, reclassification, transfer, consolidation, merger, Liquidation, or other action is expected to become effective, (C) the date, if any, that is to be fixed as to when the holders of record of

Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such Acquisition, reorganization, reclassification, transfer, Liquidation, or other action. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Exercise Price and the number, kind, or class or shares or other securities or property which shall be deliverable upon the occurrence of such action or deliverable upon the exercise of this Warrant.

         13. In any case in which this Warrant shall require that an adjustment in the Exercise Price be made effective as of the close of business on a record date for a specified event, the Company may elect to defer until the occurrence of such event, issuing to the Holder, if the Holder exercised this Warrant as of or after the close of business on such record date, the shares of Common Stock, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Company shall deliver to the Holder a due bill or other appropriate instrument evidencing the Holder's right to receive additional shares upon the occurrence of the event requiring adjustment.

         14. Upon issuance, the Warrant Shares may not be transferred without registration under the Securities Act and applicable state securities laws unless counsel to the Holder (which is reasonably acceptable to the Company) shall provide to the Company a written opinion that such transfer may be effected without such registration. Each certificate representing any of the Warrant Shares shall bear legends in substantially the following form:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY JURISDICTION. SUCH SECURITIES MAY NOT BE OFFERED, SOLD OR TRANSFERRED EXCEPT PURSUANT TO (I) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES THAT IS EFFECTIVE UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAW, OR (II) ANY EXEMPTION FROM REGISTRATION UNDER SAID ACT, AND APPLICABLE STATE SECURITIES LAW, RELATING TO THE DISPOSITION OF SECURITIES.

The Company shall remove or cause its registrar and transfer agent to remove such legend at the time such Warrant Shares are transferred pursuant to an effective registration statement under the Securities Act or the opinion provided for above is provided.

         15. Upon receipt by the Company of evidence satisfactory to the Company of the loss, theft, or destruction of any Warrant and upon the surrender of any Warrant, if mutilated, the Company shall execute and deliver to the Holder thereof a new Warrant of like date, tenor, and denomination. It shall be a condition to the Company's obligations under this Section 9 that the Holder first delivers to the Company an indemnity in form and substance reasonably acceptable to the Company and reimburses the Company for its reasonable expenses incurred in connection with the issuance of such new Warrant.

         16. The Holder shall not have, solely on account of such status, any rights of a stockholder of the Company, either at law or in equity.

         17. If any single action would require adjustment of the Exercise Price or the number of Warrant Shares purchasable upon the exercise of each Warrant pursuant to more than one provision of this Warrant, only one adjustment shall be made.

         18. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed, postage prepaid, by certified mail, return receipt requested or sent, postage, fees or charges prepaid, by Federal Express, Express Mail or similar overnight delivery or courier service or delivered (in person or by facsimile transmission) against receipt to the party to whom it is to be given, if sent to the Company, at: 200 Madison Avenue, New York, New York 10016, Attention: General Counsel; or if sent to the Holder, at the Holder's address as it shall appear on the Warrant Register; or to such other address as the receiving party shall have furnished to the sending party in writing in accordance with the provisions of this Section 11. Any notice or other communication given pursuant to this Section 11 shall be deemed given at the time of receipt thereof.

         19. Any purported transfer in violation of any provision of this Warrant and all actions by the purported transferor and transferee in connection therewith shall be of no force or effect, and the Company shall not be required to recognize such purported transfer for any purpose, including without limitation, for exercise.

         20. This Warrant shall be binding upon the Company and its successors and assigns including by way of merger, consolidation or sale of the assets and shall inure to the benefit of the Holder and the Holder's permitted successors and assigns.

         21. This Warrant shall be governed by, and construed and enforced in accordance with the laws of the State of New York applicable to contracts made and performed within such State, without regard to principles of conflicts of law.

         22. The Company and, by its acceptance of this Warrant, the Holder irrevocably and unconditionally submit to the exclusive jurisdiction of the United States District Court for the Southern District of New York or, if such court will not accept jurisdiction, the Supreme Court of the State of New York, New York County or any court of competent civil jurisdiction sitting in New York County, New York. In any action, suit or other proceeding, the Company and, by its acceptance of this Warrant, the Holder irrevocably and unconditionally waive and agree not to assert by way of motion, as a defense or otherwise any claim that it is not subject to the jurisdiction of the above courts, that such action or suit is brought in an inconvenient forum or that the venue of such action, suit or other proceeding is improper. The Company and, by its acceptance of this Warrant, the Holder also agree that any final and unappealable judgment against either of them in connection with any action, suit or other proceeding shall be conclusive and binding on such party and that such award or judgment may be enforced in any court of competent jurisdiction, either within or outside of the United States. A certified or exemplified copy of such award or judgment shall be conclusive evidence of the fact and amount of such award or judgment.

         23. THE COMPANY AND, BY ITS ACCEPTANCE OF THIS WARRANT, THE HOLDER IRREVOCABLY WAIVES THE RIGHT TO A JURY TRIAL IN

CONNECTION WITH ANY LEGAL PROCEEDING RELATING TO THIS WARRANT OR THE ENFORCEMENT OF ANY PROVISION OF THIS WARRANT.

         24. Each of the Company and, by its acceptance under this Warrant, the Holder agree that in the event of any action with respect to the terms and provisions of this Warrant, if the Holder prevails in such action then the Holder shall be entitled to recovery of the Holder's reasonable attorney's fees from the Company, and if the Company prevails in such action the Company shall be entitled to recovery of its reasonable attorney's fees from the Holder.

         25. The Company shall maintain, at the principal office of the Company (or such other office as it may designate by notice to the holder hereof), a register for the Warrants in which the Company shall record the name and address of the person in whose name a Warrant has been issued, as well as the name and address of the person in whose name a Warrant has been issued, as well as the name and address of each transferee and each prior owner of such Warrant.

         26. The Company shall not amend its Certificate of Incorporation or participate in any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, for the purpose of avoiding or seeking to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company.

         27. This Warrant or any provisions hereof may be changed, waived, discharged or terminated only by a statement in writing signed by the Company and by the Warrant Holder.

         28. This Warrant shall not entitle the Holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise of the Warrant, provided that nothing herein shall be construed to limit or impair other rights that the Warrant Holder may have under this Warrant or otherwise. No provision of this Warrants, in the absence of affirmative action by the Holder hereof to purchase the shares, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability or such Holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by a duly authorized officer under its corporate seal and attested by its Secretary on the day and year first written below.

Dated:     February 12, 2003

                         PHILLIPS-VAN HEUSEN CORPORATION



                         By:   /s/ Mark D. Fischer
                              --------------------------
                         Name: Mark D. Fischer
                         Title: Vice President, General Counsel and Secretary

                               FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the attached Warrant and such transfer is permissible under the terms of the attached Warrant.)

         FOR VALUE RECEIVED, ________________________ hereby sells, assigns, and transfers unto _________________ a Warrant to purchase __________ shares of

Common Stock, par value $1.00 per share, of Phillips-Van Heusen Corporation (the

"Company"), together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint ___________ attorney to transfer such

Warrant on the books of the Company, with full power of substitution.

Dated: ________________

                                          Signature_____________________________





                                     NOTICE

         The signature on the foregoing Assignment must correspond to the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.

To:      Phillips-Van Heusen Corporation.
         200 Madison Avenue
         New York, New York  10016
         Attention:  General Counsel




                              ELECTION TO EXERCISE

         The undersigned hereby irrevocably exercises his or its rights to purchase _______ Warrant Shares covered by the within Warrant and tenders payment herewith in the amount of $__________ in accordance with the terms thereof, and requests that certificates for such securities be issued in the name of, and delivered to:


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    (Print Name, Address and Social Security
                          or Tax Identification Number)


and, if such number of Warrant Shares shall not be all the Warrant Shares covered by the within Warrant, that a new Warrant for the balance of the Warrant Shares covered by the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.

Dated:                                 Name:
      -------------------------              ----------------------------------
                                                           (Print)

Address:  ----------------------------------------------------------------------


                                       ----------------------------------------
                                                       (Signature)


The above signature must correspond to the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.